SUPPLEMENT DATED SEPTEMBER 20, 2010
TO THE PROSPECTUS FOR PACIFIC SELECT FUND DATED MAY 1, 2010

This supplement revises the Pacific Select Fund (Fund) prospectus dated May 1, 2010, as supplemented (Prospectus). This supplement must be preceded or accompanied by the Prospectus. Remember to review the Prospectus for other important information.

Effective January 1, 2011, pursuant to approval by the Fund’s board of trustees, including a majority of independent trustees, at its meeting held in September 2010, J.P. Morgan Investment Management Inc. (JP Morgan) will become the manager of the International Value Portfolio. In order to facilitate these changes, a portion of the portfolio’s holdings will be sold and new investments purchased in accordance with recommendations by the new manager. Pacific Life Fund Advisors LLC (PLFA), the investment adviser to the Fund, may begin this transitioning prior to January 1, 2011. PLFA and/or the Fund may retain a transitioning agent in order to minimize the transaction costs associated with the purchase and sale of portfolio holdings in connection with this transitioning. As described below, certain investment policies and strategies of the International Value Portfolio will change at that time.

Effective January 1, 2011, changes to the principal investment policies of the International Value Portfolio are as follows:

•	The portfolio generally expects to invest in a range of 50 to 80 companies, which replaces the policy of generally expecting to invest in excess of 100 companies.

The principal investment policies and strategies of the International Value Portfolio that take effective January 1, 2011 are described below:

This portfolio invests primarily in a diversified portfolio of equity securities of relatively large non-U.S. companies that the manager believes to be undervalued. The market capitalizations of the portfolio holdings are generally those in the range of companies represented in the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index. As of June 30, 2010, the market capitalization range for the MSCI EAFE Index was approximately $408 million to $167.8 billion. Equity securities in which the portfolio principally invests are common stocks. The portfolio may invest in American Depositary Receipts (ADRs).

Under normal conditions, the portfolio generally expects to invest in at least 10 different non-U.S. countries and in a range of 50 to 80 companies. The portfolio may invest a relatively high percentage of its assets in securities of issuers in a single country, a small number of countries, or a particular geographic region. The top five countries and the approximate percentage of the portfolio’s net assets invested in each as of June 30, 2010 were: United Kingdom 25.7%*, Japan 23.3%, France 12.6%, Germany 9.4%, and Australia 5.8%.

*	This percentage amount replaces the percentage amount included in the July 23, 2010 prospectus supplement.

J.P. Morgan Investment Management Inc.

245 Park Avenue, New York, NY 10167

J.P. Morgan Investment Management Inc. (JP Morgan) is an indirect, wholly-owned subsidiary of JP Morgan Chase & Co., a publicly held bank holding company. JP Morgan provides investment advisory services to institutional investors and individuals. As of June 30, 2010, JP Morgan’s, including all advisory affiliates, total assets under management were approximately $1.16 trillion.

INTERNATIONAL VALUE PORTFOLIO	This portfolio is managed by a portfolio management team. The team is led by Mr. Woort-Menker.
Gerd Woort-Menker, CFA	Managing director of J.P. Morgan since 1996, senior portfolio manager of J.P. Morgan’s global equities team since 2001 and is currently lead manager of the team’s value strategies. Mr. Woort-Menker has managed J.P. Morgan’s international and global equity portfolios since 2001 and has managed J.P. Morgan’s international value strategy since its inception in 2002. He has been employed by J.P. Morgan since 1987. Mr. Woort-Menker has a BA from Muenster University and an MA from Freiburg University.

Form No.	15-31301-00
PSFSUP910
85-31302-00